                                                                    Exhibit 99.1

TO BUSINESS EDITOR:

                 Prandium, Inc. Reports Second Quarter Results

     IRVINE, Calif., Aug. 2 /PRNewswire/ -- Prandium, Inc. (OTC Bulletin Board:
PDIM) announced today the results for its second quarter ended July 1, 2001. Prandium's total sales in the second quarter of 2001 were $74.5 million, compared to $137.9 million in the second quarter of 2000. Sales were lower than second quarter 2000 due, in large part, to both Prandium's sale of the 95 unit El Torito Restaurant Division in June 2000 and the fact that Prandium operates 12 fewer restaurants in its other divisions in 2001. In the second quarter of 2001, Prandium lost 8 cents per share, or $13.6 million, compared to a loss of 4 cents per share, or $6.8 million, for the same quarter in 2000.

     Prandium has elected not to pay the semi-annual interest payments due (i) July 31st on the 15% Senior Discount Notes maturing January 24, 2002 and 14% Senior Secured Discount Notes maturing January 24, 2002 of its subsidiary, FRI-MRD Corporation, and (ii) August 1st on its 9.75% Senior Notes maturing February 1, 2002 and 10.875% Senior Subordinated Discount Notes maturing February 1, 2004. Earlier this year, Prandium and FRI-MRD Corporation elected not to pay similar interest payments, due on or about February 1, 2001, resulting in the occurrence of "Events of Default" under these debt instruments. The occurrence of the "Events of Default" entitled the holders of the debt to certain rights, including the right to accelerate the debt. The Company is continuing to negotiate with certain creditors to determine an acceptable capital restructuring of Prandium and its subsidiaries. While there can be no assurances that the Company will be able to successfully negotiate with its creditors or successfully resolve its capital structure, completion of this process continues to be one of the Company's highest priorities in 2001.

     Prandium(TM) operates a portfolio of full-service and fast-casual restaurants including Koo Koo Roo(R), Hamburger Hamlet(R), and Chi-Chi's(R) in the United States. Prandium, Inc. is headquartered in Irvine, California. To contact the company call (949) 757-7900, or the toll free investor information line at (888) 288-PRAN, or link to www.prandium.com. Address email to invest@prandium.com

     This press release contains certain forward-looking statements and comments within the safe harbor provisions established under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Prandium, Inc., its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These factors include, but are not limited to: the continuing development of successful marketing strategies for each of the Company's concepts; the effect of national and regional economic conditions; the ability of Prandium to satisfy its debt obligations; the Company's ability to successfully restructure its capital; the availability of adequate working capital; competitive products and pricing; changes in legislation; demographic changes; the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; changes in consumer preferences, tastes and eating habits; and increases in food, labor and utility costs. These risk factors and others are discussed from time to time in the periodic reports and filings of Prandium, Inc. with the Securities and Exchange Commission, including but not limited to its Form 10-Ks and Form 10-Qs.

     Prandium, Chi-Chi's, Koo Koo Roo and Hamburger Hamlet are registered trademarks or service marks of their respective holders.

              PRANDIUM, INC. REPORTS 2001 SECOND QUARTER RESULTS

                      Prandium KEY FINANCIAL DATA SUMMARY
                   ($ in millions, except per share amounts)

                                                For Qtr. 2               For Qtr. 2
                                                   Ended                   Ended                    Qtr. 2
                                                  July 1,                 June 25,               2001 vs. 2000
                                                   2001                     2000                   % change
              Sales
         Total Prandium                         $  74.5                $ 137.9(note 1)          -45.9%
       Chi-Chi's Division                          52.6                    55.9                  -5.9% (note 2)
      Koo Koo Roo Division                         20.6                    22.1                  -6.7% (note 3)
   Other restaurants (note 4)                       1.3                     1.8                 -27.2%

       Percentage increase
 (decrease) in same store sales
       Chi-Chi's Division                          (3.5%)                   0.3%                 -3.8% points
      Koo Koo Roo Division                         (6.0%)                  (3.8%)                -2.2% points

        Restaurants open
         Total Prandium                             194                     301 (note 1)        -35.5%
       Chi-Chi's Division                           139                     143                  -2.8%
      Koo Koo Roo Division                           52                      57                  -8.8%
   Other restaurants (note 4)                         3                       6                 -50.0%

    Restaurant level cashflow
         Total Prandium                         $   5.8                $   17.1 (note 1)        -66.3%
       Chi-Chi's Division                           3.7                     3.9                  -3.8%
      Koo Koo Roo Division                          2.0                     2.7                 -28.1%
   Other restaurants (note 4)                       0.1                     0.1                 -35.3%

         EBITDA (note 5)
         Total Prandium                           ($0.1)               $    9.4 (note 1)       -100.8%
       Chi-Chi's Division                           0.5                     0.6                  -8.8%
      Koo Koo Roo Division                          0.5                     1.2                 -61.7%
   Other restaurants (note 4)                      (1.0)                   (0.1)             -1,946.3%

          Total company
     Operating income (loss)                      ($6.5)               $    1.9                -441.8%
            Net loss                              (13.6)                   (6.8)                -99.8%
      Net loss per share -
        basic and diluted                         (0.08)                  (0.04)                -75.0%

Notes for preceding financial table:
Note 1: The quarter ended June 25, 2000 includes results of the 95 restaurants operated by the former El Torito division. The El Torito division was sold on June 28, 2000.
Note 2: Chi-Chi's at July 1, 2001 operated 4 fewer restaurants than at June 25, 2000.
Note 3: Koo Koo Roo at July 1, 2001 operated 5 fewer restaurants than at June 25, 2000.
Note 4: Other restaurants include Charley Brown's, Carrows, and Mesquite Beach locations.
Note 5: EBITDA is defined by the company as: earnings (loss) before opening costs, gain (loss) on disposition of properties, provisions for divestitures and write-down of long-lived assets, restructuring costs, interest, taxes, depreciation and amortization.

                                PRANDIUM, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                               ($ in thousands)

                                                           July 1,               December 31,
                                                            2001                     2000
                                                         (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                             $  32,128                 $  53,505
  Restricted cash                                          14,598                     2,500
  Receivables                                               2,207                     2,075
  Inventories                                               2,163                     2,386
  Other current assets                                      2,963                     2,574
                                                        ---------                 ---------
    Total current assets                                   54,059                    63,040

Property and equipment, net                               119,650                   124,922
Costs in excess of net assets
 of business acquired, net                                 16,592                    16,814
Other assets                                               11,813                    15,736
                                                        ---------                 ---------
                                                        $ 202,114                 $ 220,512
                                                        =========                 =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Current portion of long-term debt,
   including capitalized lease obligations              $ 235,065                 $   2,060
  Accounts payable                                          6,940                     8,150
  Current portion of self-insurance reserves                3,199                     2,812
  Other accrued liabilities                                69,573                    58,760
  Income taxes payable                                      3,340                     3,523
                                                        ---------                 ---------
    Total current liabilities                             318,117                    75,305

Self-insurance reserves                                     4,911                     5,298
Other long-term liabilities                                 2,863                     3,590
Long-term debt, including capitalized
 lease obligations, less current portion                    1,640                   235,696

Commitments and contingencies

Stockholders' deficit:
  Common stock - authorized 300,000,000
   shares, par value $.01 per share,
   180,380,513 shares issued and outstanding
   on July 1, 2001 and on December 31, 2000                 1,804                     1,804
  Additional paid-in capital                              222,353                   222,353
  Accumulated deficit                                    (349,574)                 (323,534)
                                                        ---------                 ---------
    Total stockholders' deficit                          (125,417)                  (99,377)
                                                        ---------                 ---------
                                                        $ 202,114                 $ 220,512
                                                        =========                 =========

                                PRANDIUM, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  ($ in thousands, except per share amounts)
                                  (Unaudited)

                                                                       For the Quarters Ended
                                                                 July 1,                     June 25,
                                                                  2001                         2000
Sales                                                         $      74,528             $     137,855
                                                              -------------             -------------

Product costs                                                        19,846                    36,274
Payroll and related costs                                            26,509                    48,832
Occupancy and other operating expenses                               22,402                    35,637
Depreciation and amortization                                         3,900                     6,950
General and administrative expenses                                   5,842                     7,693
Opening costs                                                            57                        15
Loss on disposition of properties, net                                  369                       566
Restructuring costs                                                   2,057                        --
                                                              -------------             -------------

    Total costs and expenses                                         80,982                   135,967
                                                              -------------             -------------

Operating income (loss)                                              (6,454)                    1,888

Interest expense, net                                                 7,066                     8,583
                                                              -------------             -------------

Loss before income tax provision                                    (13,520)                   (6,695)

Income tax provision                                                    107                       127
                                                              -------------             -------------

Net loss                                                      $     (13,627)            $      (6,822)
                                                              =============             =============

Net loss per share - basic and diluted                        $       (0.08)            $       (0.04)
                                                              =============             =============

Weighted average shares outstanding
 - basic and diluted                                            180,380,513               180,380,513
                                                              =============             =============

                                PRANDIUM, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  ($ in thousands, except per share amounts)
                                  (Unaudited)

                                                                       For the Quarters Ended
                                                                 July 1,                     June 25,
                                                                  2001                         2000
Sales                                                          $     150,510             $     270,969
                                                               -------------             -------------

Product costs                                                         40,307                    70,354
Payroll and related costs                                             54,116                    96,016
Occupancy and other operating expenses                                44,790                    70,696
Depreciation and amortization                                          8,077                    14,050
General and administrative expenses                                   11,715                    15,476
Opening costs                                                            107                        86
Loss on disposition of properties, net                                   771                       454
Provision for divestitures                                               189                        --
Restructuring costs                                                    2,553                        --
                                                               -------------             -------------

    Total costs and expenses                                         162,625                   267,132
                                                               -------------             -------------

Operating income (loss)                                              (12,115)                    3,837

Interest expense, net                                                 13,712                    17,149
                                                               -------------             -------------

Loss before income tax provision                                     (25,827)                  (13,312)

Income tax provision                                                     213                       254
                                                               -------------             -------------

Net loss                                                       $     (26,040)            $     (13,566)
                                                               =============             =============

Net loss per share - basic and diluted                         $       (0.14)            $       (0.08)
                                                               =============             =============

Weighted average shares outstanding
 - basic and diluted                                             180,380,513               180,380,513
                                                               =============             =============


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